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                                                                     Exhibit 1.1

                                                          Draft February 7, 2000

                          FLAG Telecom Holdings Limited

                                o Common Shares(a)
                               ($0.0006 par value)

                           U.S. Underwriting Agreement

                                                              New York, New York
                                                               February __, 2000

Salomon Smith Barney Inc.
BT Alex.Brown Incorporated
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
Warburg Dillon Read LLC
   As U.S. Representatives of the several
   U.S. Underwriters,
c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

            FLAG Telecom Holdings Limited, a company organized under the laws of Bermuda (the "Company"), proposes to sell to the several U.S. Underwriters, for whom the U.S. Representatives are acting as representatives, o Common Shares, $0.0006 par value ("Common Stock") of the Company, and the Selling Shareholders propose to sell to the several U.S. Underwriters o shares of Common Stock (said shares to be issued and sold by the Company and shares to be sold by the Selling Shareholders collectively being hereinafter called the "U.S. Underwritten Securities"). The Company and the Selling Shareholders also propose to grant to the U.S. Underwriters an option to purchase up to o additional shares of Common Stock to cover over-allotments (the "U.S. Option Securities" and together with the U.S. Underwritten Securities, the "U.S. Securities"). It is understood that the Company and the Selling Shareholders are concurrently entering into the International Underwriting Agreement providing for the sale by the Company and the Selling Shareholders of an aggregate of o shares of Common Stock (said shares to be sold by the Company and the Selling Shareholders pursuant to the International Underwriting Agreement being hereinafter called the "International Underwritten Securities") and providing for the grant to the International Underwriters of an option to purchase from the Company and the Selling Shareholders up to o additional shares of Common Stock (the "International Option Securities"). It is further understood and agreed that the International Underwriters and the U.S. Underwriters have entered into an Agreement Between U.S. Underwriters and International Underwriters dated the date hereof (the "Agreement Between

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(a) Plus an option to purchase from the Company and the Selling Shareholders up to o additional U.S. Securities to cover over-allotments.

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U.S. Underwriters and International Underwriters"), pursuant to which, among other things, the International Underwriters may purchase from the U.S. Underwriters a portion of the U.S. Securities to be sold pursuant to this U.S. Underwriting Agreement and the U.S. Underwriters may purchase from the International Underwriters a portion of the International Securities to be sold pursuant to the International Underwriting Agreement. The use of the neuter in this U.S. Underwriting Agreement shall include the feminine and masculine wherever appropriate. Certain terms used in this U.S. Underwriting Agreement are defined in Section 20 hereof.

            1. Representations and Warranties.

            (i) The Company represents and warrants to, and agrees with, each U.S. Underwriter as set forth below in this Section 1.

            (a) The Company has prepared and filed with the Commission a registration statement (file number 333-94819) on Form F-1, including related preliminary prospectuses, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including the related preliminary prospectuses, each of which has previously been furnished to you. The Company will next file with the Commission either (1) prior to the Effective Date of such registration statement, a further amendment to such registration statement (including the form of final prospectuses) or (2) after the Effective Date of such registration statement, final prospectuses in accordance with Rules 430A and 424(b). In the case of clause (2), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Prospectuses. As filed, such amendment and form of final prospectuses, or such final prospectuses, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the U.S. Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectuses) as the Company has advised you, prior to the Execution Time, will be included or made therein.

            It is understood that two forms of prospectuses are to be used in connection with the offering and sale of the Securities: one form of prospectus relating to the U.S. Securities, which are to be offered and sold to United States and Canadian Persons (as defined herein) which for purposes of distribution to Canadian Persons shall have a Canadian "wrap-around" (the "Canadian Offering Memorandum"), and one form of prospectus relating to the International Securities, which are to be offered and sold to persons other than United States and Canadian Persons. The two forms of prospectus are identical except for the outside front cover page, the inside front cover page, the discussion under the headings "Underwriting", "Tax Considerations--Taxation of FLAG Telecom--United Kingdom Tax Considerations" and "--Taxation of Shareholders--United Kingdom Income Tax Considerations" and the outside back cover page. Insofar as they relate to offers or sales of Securities in Canada, all references herein to the U.S.


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      Preliminary Prospectus and the U.S. Prospectus shall include the Canadian
      Offering Memorandum;

            (b) On the Effective Date, the Registration Statement did or will, and when the Prospectuses are first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined in this U.S. Underwriting Agreement) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a "settlement date"), each Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, each Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, each Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectuses (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectuses (or any supplement thereto);

            (c) Each of the Company and its Subsidiaries has been duly incorporated and is validly existing as a corporation or company in good standing under the laws of the jurisdiction in which it is chartered or organized with the requisite corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectuses;

            (d) The subsidiaries listed on Annex A attached hereto are the only significant subsidiaries of the Company as defined by Rule 1-02 of Regulation S-X (together with FLAG Atlantic Holdings Limited and FLAG Atlantic Limited, the "Subsidiaries");

            (e) All the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectuses, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances;

            (f) The Company's authorized equity capitalization is as set forth in the Prospectuses; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectuses; the outstanding shares of Common Stock (including the Securities being sold under the Underwriting Agreements by the Selling Shareholders) have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities being sold under the Underwriting Agreements by the


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      Company have been duly and validly authorized, and, when issued and delivered to and paid for by the U.S. Underwriters pursuant to this U.S. Underwriting Agreement and by the International Underwriters pursuant to the International Underwriting Agreement, will be fully paid and nonassessable; the Securities being sold under the Underwriting Agreements by the Company and the Selling Shareholders are listed, and admitted and authorized for trading, subject only to official notice of issuance, on the Official List of the London Stock Exchange and authorized for quotation on The Nasdaq National Market, Inc.; the certificates for the Securities conform in all material respects to the requirements of Bermuda law; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities; and, except as set forth in the Prospectuses, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding;

            (g) There is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectuses, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements in the Prospectuses under the headings "Business--Regulation", "Principal and Selling Shareholders", "Certain Transactions", "Description of Capital Stock" and "Tax Considerations" fairly summarize the matters therein described;

            (h) Each of this Agreement and the International Underwriting Agreement has been duly authorized, executed and delivered by the Company;

            (i) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectuses, will not be (i) an "investment company" as defined in the Investment Company Act of 1940, as amended or (ii) a "passive foreign investment company" within the meaning of the Code;

            (j) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and the Exchange Act and with the Bermuda Monetary Authority and such as may be required under the rules of the National Association of Securities Dealers, Inc. and the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Prospectuses;

            (k) Neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof by the Company will conflict with, result in a breach or violation of, or the imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, (i) the charter or by-laws of the Company or any of its Subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its Subsidiaries is a party or bound or to


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      which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its Subsidiaries or any of its or their properties;

            (l) Except as disclosed in the Prospectus or as waived in writing prior to the date hereof, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement;

            (m) The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries included in the Prospectuses and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The summary financial data set forth under the caption "Summary Consolidated Financial Data" and the selected financial data set forth under the caption "Selected Consolidated Financial Data" in the Prospectuses and Registration Statement fairly present, on the basis stated in the Prospectuses and the Registration Statement, the information included therein;

            (n) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) would have a material adverse effect on the performance by the Company of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) would have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectuses (exclusive of any supplement thereto) (a "Material Adverse Effect");

            (o) Each of the Company and its Subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted;

            (p) Neither the Company nor any Subsidiary is in violation or default of (i) any provision of its charter or bylaws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, other than such violations or defaults that would not have a Material Adverse Effect;


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            (q) Arthur Andersen & Co., who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Prospectuses, are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder;

            (r) There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Securities;

            (s) The Company has filed all foreign, Federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such tax assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect;

            (t) No strike, work stoppage or slow-down by employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is threatened, and the Company is not aware of any existing or threatened strikes, work stoppages or slow-downs by the employees of any of its or its Subsidiaries' principal suppliers, contractors or customers, that would have a Material Adverse Effect;

            (u) The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or any of its Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its Subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect;

            (v) No Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company, except as described in or contemplated by the Prospectuses;


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            (w) The Company and its Subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except for those the failure to obtain which would not have a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect;

            (x) The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

            (y) None of the Company or any of its Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or other person acting on behalf of the Company or any of its Subsidiaries, has (i) used any corporate funds of the Company or any of its Subsidiaries for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, or (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds of the Company or any of its Subsidiaries;

            (z) The Company has not taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

            (aa) No violation of, or liabilities or obligations pursuant to, any applicable laws, statutes, ordinances, codes, orders, judgments, licenses, permits, authorizations, rules, regulations or governmental requirements, including without limitation common law, relating to protection of human health and safety, hazardous or toxic substances or wastes, pollutants or contaminants ("Hazardous Substances"), or the environment ("Environmental Laws"), and no conditions relating to Hazardous Substances, human health and safety or the environment, exist that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

            (bb) No pending or threatened claims or proceedings pursuant to Environmental Law, or relating to Hazardous Substances, human health or safety or the environment, exist that could reasonably be expected to (i) have, individually or in the aggregate, a Material Adverse Effect, or (ii) result in monetary sanctions by a governmental authority of $100,000 or more;


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            (cc) Neither the Company nor any person that would be treated as a single employer with the Company under Section 414(b), (c), (m) or (o) of the Code has incurred any liability under Title IV or Section 302 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or
      Section 412 of the Code or maintains or contributes to or is or has been required to maintain or contribute to, any employee benefit plan subject to Title IV of ERISA or Section 412 of the Code;

            (dd) The Company and its Subsidiaries have implemented a comprehensive, detailed program to analyze and address the risk that their computer hardware and software may be unable to recognize and properly execute date-sensitive functions involving certain dates prior to and any dates after December 31, 1999 (the "Year 2000 Problem") and has determined that their computer hardware and software are and will be able to process all date information prior to and after December 31, 1999 without any errors, aborts, delays or other interruptions in operations associated with the Year 2000 Problem; and the Company has not, as of the Execution Time, experienced any material disruption to its business or operations (including as a result of the failure of suppliers, vendors, customers or financial service organizations used or serviced by the Company to remedy the Year 2000 Problem) associated with the Year 2000 Problem; and

            (ee) Neither the Company nor any of its Subsidiaries nor any of its or their properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of their respective jurisdictions of incorporation.

            Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each U.S. Underwriter.

            (ii) Each Selling Shareholder, severally with respect to itself only, represents and warrants to, and agrees with, each U.S. Underwriter that:

            (a) Such Selling Shareholder is the record owner of the securities to be sold by the Selling Shareholder hereunder free and clear of all liens, encumbrances, equities and claims and has duly indorsed such securities in blank or has duly executed a stock power in blank with respect to such securities, as the case may be, and, assuming that the U.S. Underwriters purchase such securities without notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (the "UCC")), upon sale and delivery of, and payment for, such securities, so indorsed or with such stock power, as provided herein, the U.S. Underwriters will own the securities, free and clear of all liens, encumbrances, equities and claims whatsoever.

            (b) Such Selling Shareholder has not taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the U.S. Securities;


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            (c) Certificates in negotiable form, indorsed in blank with the signature of such Selling Shareholder or accompanied by a duly executed stock power in blank having the signature of such Selling Shareholder, for such Selling Shareholder's U.S. Securities have been placed in custody, for delivery pursuant to the terms of this U.S. Underwriting Agreement, under a Custody Agreement and Power of Attorney duly authorized (if applicable) executed and delivered by such Selling Shareholder, in the form heretofore furnished to you (the "Custody Agreement") with American Stock Transfer & Trust Company, as Custodian (the "Custodian"); the U.S. Securities represented by the certificates so held in custody for each Selling Shareholder are subject to the terms and conditions of this U.S. Underwriting Agreement and the Custody Agreement; the arrangements for custody and delivery of such certificates, made by such Selling Shareholder under this U.S. Underwriting Agreement and under the Custody Agreement, are not subject to termination by any acts of such Selling Shareholder, or by operation of law, whether by the death or incapacity of such Selling Shareholder (if such Selling Shareholder is a natural person) or the occurrence of any other event; and if any such death or incapacity or any other such event shall occur before the delivery of such U.S. Securities under this U.S. Underwriting Agreement, certificates for the U.S. Securities will be delivered by the Custodian in accordance with the terms and conditions of this U.S. Underwriting Agreement and the Custody Agreement as if such event had not occurred, regardless of whether or not the Custodian shall have received notice of such event;

            (d) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required for the consummation by such Selling Shareholder of the transactions contemplated in this U.S. Underwriting Agreement, except such as may have been obtained under the Act and the Exchange Act and such as may be required under the rules of the National Association of Securities Dealers, Inc. and the blue sky laws of any jurisdiction and the securities laws of any jurisdiction outside the United States in connection with the purchase and distribution of the U.S. Securities by the U.S. Underwriters in the manner contemplated herein and in the Prospectuses and such other approvals as have been obtained;

            (e) Neither the sale of the U.S. Securities being sold by such Selling Shareholder nor the consummation of any other of the transactions in this U.S. Underwriting Agreement contemplated by such Selling Shareholder or the fulfillment of the terms hereof by such Selling Shareholder will conflict with, result in a breach or violation of, or constitute a default under any law applicable to, or the charter or by-laws of, such Selling Shareholder or the terms of any indenture or other agreement or instrument to which such Selling Shareholder or any of its subsidiaries is a party or bound, or any judgment, order or decree applicable to such Selling Shareholder or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Shareholder or any of its subsidiaries;

            (f) Such Selling Shareholder has no reason to believe that the representations and warranties of the Company contained in this Section 1 are not true and correct, is familiar with the Registration Statement and has no knowledge of any material fact, condition or information not disclosed in the Prospectuses or any supplement thereto

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      which has adversely affected or may reasonably be expected to adversely affect the business of the Company or any of its subsidiaries; and the sale of the U.S. Securities by such Selling Shareholder pursuant hereto is not prompted by any information concerning the Company or any of its subsidiaries that has adversely affected the Company or any of its subsidiaries or that may reasonably be expected to adversely affect the Company or any of its subsidiaries which is not set forth in the Prospectuses or any supplement thereto;

            (g) In respect of any statements in or omissions from the Registration Statement or the Prospectuses or any supplements thereto made in reliance upon and in conformity with information furnished in writing to the Company by any Selling Shareholder specifically for use therein, such Selling Shareholder hereby represents and warrants to each U.S. Underwriter that, on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, each Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, each Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            Any certificate signed by any Selling Shareholder or any officer of any Selling Shareholder and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by such Selling Shareholder, as to matters covered thereby, to each U.S. Underwriter.

            2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations, warranties and agreements in this U.S. Underwriting Agreement set forth, the Company and the Selling Shareholders (collectively, the "Sellers" and individually, a "Seller") agree, severally and not jointly, to sell to each U.S. Underwriter, and each U.S. Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Shareholders, at a purchase price of $o per share, the amount of the U.S. Underwritten Securities set forth opposite such U.S. Underwriter's name in
Schedule I to this U.S. Underwriting Agreement. The amount of U.S. Underwritten Securities to be purchased by each U.S. Underwriter from each Seller shall be as nearly as practicable in the same proportion to the total amount of U.S. Underwritten Securities to be purchased by such U.S. Underwriter as the total amount of U.S. Underwritten Securities to be sold by each Seller bears to the total amount of U.S. Underwritten Securities to be sold pursuant hereto.

            (b) Subject to the terms and conditions and in reliance upon the representations, warranties and agreements set forth in this U.S. Underwriting Agreement, the Company and the Selling Shareholders hereby grant an option to the several U.S. Underwriters to purchase, severally and not jointly, up to o U.S. Option Securities at the same purchase price per share as the U.S. Underwriters shall pay for the U.S. Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the U.S. Underwritten Securities by the U.S. Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the U.S. Prospectus upon written or telegraphic notice by the U.S. Representatives to the Company and the Selling Shareholders setting forth the number of shares of the U.S. Option Securities as to which the several U.S. Underwriters are exercising the option and the settlement date. The maximum number of U.S. Option Securities to be sold by the Company is o and the maximum aggregate number of U.S. Option Securities to be sold by the Selling Shareholders is o. In the event that the U.S. Underwriters exercise less than their full over-allotment option, the number of U.S. Option Securities to be sold by the Company and each Selling Shareholder shall be, as nearly as practicable, in the same proportion to each other as are the maximum number of U.S. Option Securities to be sold by the Company and the number of U.S. Option Securities listed opposite their names on Schedule II. The number of U.S. Option Securities to be purchased by each U.S. Underwriter shall be the same percentage of the total number of shares of the U.S. Option Securities to be purchased by the several U.S. Underwriters as such U.S. Underwriter is purchasing of the U.S. Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

            3. Delivery and Payment. Delivery of and payment for the U.S. Underwritten Securities and the U.S. Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on February o, 2000 or at such time on such later date not more than three Business Days after the foregoing date as the U.S. Representatives and the International Representatives shall designate, which date and time may be postponed by agreement among the U.S. Representatives, the International Representatives, the Selling Shareholders and the Company or as provided in
Section 9 hereof (such date and time of delivery and payment for the U.S. Securities being called in this U.S. Underwriting Agreement the "Closing Date"). Delivery of the U.S. Securities shall be made to the U.S. Representatives for the respective accounts of the several U.S. Underwriters against payment by the several U.S. Underwriters through the U.S. Representatives of the respective aggregate purchase prices of the U.S. Securities being sold by the Company and each of the Selling Shareholders to or upon the order of the Company and the Selling Shareholders by wire transfer payable in same-day funds to the accounts specified by the Company and the Selling Shareholders. Delivery of the U.S. Underwritten Securities and the U.S. Option Securities shall be made through the facilities of DTC unless the U.S. Representatives shall otherwise instruct.

            The Company will pay all applicable state transfer taxes, if any, involved in the transfer to the several U.S. Underwriters of the U.S. Securities to be purchased by them from each Selling Shareholder and the respective U.S. Underwriters will pay any additional stock transfer taxes involved in further transfers.

            If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Company and the Selling Shareholders will deliver the U.S. Option Securities (at the expense of the Company) to the U.S. Representatives, at 388 Greenwich Street, New York, New York, on the date specified by the U.S. Representatives (which shall be no earlier than three Business Days after exercise of said option) certificates for the U.S. Option Securities in such names and denominations as the U.S. Representatives shall have requested for the respective accounts of the several U.S. Underwriters, against payment by the several U.S. Underwriters through the U.S. Representatives of the purchase price thereof to or upon the order of the Company and the Selling Shareholders by wire transfer payable in same-day funds to the accounts specified to the Representatives in writing by the Company and the Selling Shareholders. If settlement for the U.S. Option Securities occurs after the Closing Date, the Company and such Selling Shareholders will deliver to the U.S. Representatives on the settlement date for the U.S. Option Securities, and the obligation of the U.S. Underwriters to purchase the U.S. Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to
Section 6 hereof.

            It is understood and agreed that the Closing Date shall occur simultaneously with the "Closing Date" under the International Underwriting Agreement, and that the settlement date, if any, shall occur simultaneously with the "settlement date" under the International Underwriting Agreement.

            4. Offering by Underwriters. It is understood that the several U.S. Underwriters propose to offer the U.S. Securities for sale to the public as set forth in the U.S. Prospectus.

            5. Agreements.

            (i) The Company agrees with the several U.S. Underwriters that:

            (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectuses or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectuses is otherwise required under Rule 424(b), the Company will cause the Prospectuses, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence reasonably satisfactory to the U.S. Representatives of such timely filing. The Company will promptly advise the U.S. Representatives (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Prospectuses, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectuses or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

            (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which either of the Prospectuses as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement either of the Prospectuses to comply with the Act or the rules thereunder, the Company promptly will
      (1) notify the U.S. Representatives of any such event; (2) prepare and file with the Commission, subject to the second sentence of paragraph
      (i)(a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance; and (3) supply any supplemented Prospectuses to you in such quantities as you may reasonably request.

            (c) As soon as practicable, the Company will make generally available to its security holders and to the U.S. Representatives an earnings statement or statements of the Company and its Subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

            (d) The Company will furnish to each U.S. Representative and counsel for the U.S. Underwriters a signed copy of the Registration Statement (including exhibits thereto) and to each other U.S. Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by a U.S. Underwriter or dealer may be required by the Act, as many copies of each U.S. Preliminary Prospectus and the U.S. Prospectus and any supplement thereto as the U.S. Representatives may reasonably request.

            (e) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the U.S. Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the U.S. Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

            (f) The Company will not, without the prior written consent of Salomon Smith Barney Inc., (i) directly or indirectly offer, sell, contract to sell, pledge or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition) by the Company or any Affiliate of the Company or any person in privity with the Company or any Affiliate of the Company) of, any shares of capital stock of the Company or any securities convertible into or exchangeable or exercisable for shares of capital stock of the Company; (ii) file (or participate in the filing

      of) a registration statement with the Commission in respect of, or establish, modify or liquidate any put equivalent position or call equivalent position within the meaning of the Exchange Act, with respect to, any shares of capital stock of the Company or any securities convertible into, or exercisable, or exchangeable for, shares of capital stock of the Company, or (iii) publicly announce an intention to effect any transaction described in clause (i) or clause (ii) above, for a period of 180 days after the date of the Underwriting Agreements, provided, however, that (1) the Company may issue and sell Common Stock pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time ("Company Incentive Plans") and the Company may issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time, (2) the Company may file a registration statement on Form S-8 registering Common Stock to be issued in connection with any Company Incentive Plans and (3) the Company may, during the 180-day period described above, file a shelf registration statement on Form F-4 to permit resales of Common Stock issued after the expiration of such period by the Company in connection with, and as currency for, an acquisition.

            (g) The Company will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

            (h) The Company agrees to pay the costs and expenses relating to the following matters: (i) the printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, each Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, each Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this U.S. Underwriting Agreement and the International Underwriting Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the registration of the Securities under the Exchange Act, the listing of the Securities on the London Stock Exchange and the quotation of the Securities on The Nasdaq National Market, Inc.; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification not to exceed $5,000);
      (vii) any filings required to be made with the National Association of Securities Dealers, Inc. (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings);
      (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (x) all other costs and expenses incident to the performance by the Company of their obligations under the Underwriting Agreements. Each Selling Shareholder will pay costs and expenses of its own counsel and any miscellaneous costs and expenses incidental to the performance of its obligations under the Underwriting Agreements not covered above.

            (ii) Each U.S. Underwriter agrees that (i) it is not purchasing any of the U.S. Securities for the account of anyone other than a United States or Canadian Person, (ii) it has not offered or sold, and will not offer or sell, directly or indirectly, any of the U.S. Securities or distribute any U.S. Prospectus to any person outside the United States or Canada, or to anyone other than a United States or Canadian Person, and (iii) any dealer to whom it may sell any of the U.S. Securities will represent that it is not purchasing for the account of anyone other than a United States or Canadian Person and agree that it will not offer or resell, directly or indirectly, any of the U.S. Securities outside the United States or Canada, or to anyone other than a United States or Canadian Person or to any other dealer who does not so represent and agree; provided, however, that the foregoing shall not restrict (A) purchases and sales between the International Underwriters on the one hand and the U.S. Underwriters on the other hand pursuant to the Agreement Between U.S. Underwriters and International Underwriters, (B) stabilization transactions contemplated under the Agreement Between U.S. Underwriters and International Underwriters, conducted through Salomon Smith Barney Inc. (or through the U.S. Representatives and International Representatives) as part of the distribution of the Securities, and (C) sales to or through (or distributions of U.S. Prospectuses or U.S. Preliminary Prospectuses to) United States or Canadian Persons who are investment advisors, or who otherwise exercise investment discretion, and who are purchasing for the account of anyone other than a United States or Canadian Person.

            (iii) The agreements of the U.S. Underwriters set forth in paragraph
(ii) of this Section 5 shall terminate upon the earlier of the following events:

            (a) a mutual agreement of the U.S. Representatives and the International Representatives to terminate the selling restrictions set forth in paragraph (ii) of this Section 5 and in Section 5(ii) of the International Underwriting Agreement; and

            (b) the expiration of a period of 30 days after the Closing Date, unless (A) the U.S. Representatives shall have given notice to the Company and the International Representatives that the distribution of the U.S. Securities by the U.S. Underwriters has not yet been completed, or (B) the International Representatives shall have given notice to the Company and the U.S. Representative that the distribution of the International Securities by the International Underwriters has not yet been completed. If such notice by the U.S. Representatives or the International Representatives is given, the agreements set forth in such paragraph (ii) shall survive until the earlier of (1) the event referred to in clause (a) of this subsection (iii) and (2) the expiration of an additional period of 30 days from the date of any such notice.

            (iv) Each Selling Shareholder agrees, severally with respect to itself only, with the several Underwriters that:

            (a) Such Selling Shareholder will not, without the prior written consent of Salomon Smith Barney Inc., (1) directly or indirectly offer, sell, contract to sell, pledge or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition by such Selling Shareholder or any affiliate of, or person in privity with, such Selling Shareholder) of, any shares of capital stock of the Company or any securities convertible into or exchangeable or exercisable for shares of capital stock of the Company;
      (2) file (or participate in the filing of) a registration statement with the Commission in respect of, or establish, modify or liquidate any put or call equivalent position (within the meaning of the Exchange Act) with respect to, any shares of capital stock of the Company or any securities convertible into or exchangeable or exercisable for shares of capital stock of the Company, or (3) publicly announce an intention to effect any transaction described in clause (1) or clause (2) above, for a period of 180 days after the date of the Underwriting Agreement, in each case other than (A) shares of Common Stock disposed of as bona fide gifts approved by Salomon Smith Barney Inc. (such approval not to be unreasonably withheld),
      (B) pledges of Common Stock in connection with the purchase of such Common Stock upon the exercise of stock options granted by the Company under its Long-Term Incentive Plan and exercised following the pledgor's voluntary termination of employment with the Company or departure from the Board of Directors of the Company in circumstances where such options remain exercisable, provided, that the lender or lenders to whom such Common Stock is pledged agree in writing with the Underwriters to be bound by the terms of this subsection (a); (C) dispositions of Common Stock pursuant to any merger, tender offer or other change of control transaction involving the Company on terms available to the shareholders of the Company generally; and (D) transfers of shares of Common Stock to any entity which is a direct or indirect wholly-owned subsidiary of such Selling Shareholder or to any entity of which such Selling Shareholder is a direct or indirect wholly-owned subsidiary (or to any direct or indirect wholly-owned subsidiary of such entity), provided that in either case the entity to which the shares of Common Stock are transferred agrees in writing with the Underwriters to be bound by the terms of this subsection
      (a).

            (b) Such Selling Shareholder will not take any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

            (c) Such Selling Shareholder will advise you promptly, and if requested by you, will confirm such advice in writing, so long as delivery of a Prospectuses relating to the Securities by an underwriter or dealer may be required under the Act, of (i) any material change in the Company's condition (financial or otherwise), prospects, earnings, business or properties, (ii) any change in information in the Registration Statement or the Prospectuses relating to such Selling Shareholder or (iii) any new material information relating to the Company or relating to any matter stated in the Prospectuses of which, in each case, such Selling Shareholder acquires actual knowledge; provided, that nothing in this subsection (c) shall impose a duty on such Selling Shareholder to seek out or otherwise request such information from the Company.

            6. Conditions to the Obligations of the U.S. Underwriters. The obligations of the U.S. Underwriters to purchase the U.S. Underwritten Securities and the U.S. Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders contained in this U.S. Underwriting Agreement as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company and the Selling Shareholders made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their respective obligations under this U.S. Underwriting Agreement and to the following additional conditions:

            (a) If the Registration Statement has not become effective prior to the Execution Time, unless the U.S. Representatives and the International Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 2:00 PM New York City time on such date or (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 2:00 PM New York City time on such date; if filing of either of the Prospectuses, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectuses, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

            (b) The Company shall have requested and caused Morgan, Lewis & Bockius LLP, counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

            (i) the Securities being sold under the Underwriting Agreements by the Company and the Selling Shareholders are listed, and admitted and authorized for trading, subject only to official notice of issuance, on the Official List of the London Stock Exchange and authorized for quotation on The Nasdaq National Market, Inc.;

            (ii) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries or its or their property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectuses, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectuses, or to be filed as an exhibit thereto, which is not described or filed as required; the descriptions contained in the Prospectuses under the heading "Tax Considerations-- Taxation of Shareholders--United States Federal Income Tax Considerations" constitute fair summaries of the material provisions of those statutes and regulations discussed therein applicable to the offering of the Securities and the statements in the Prospectuses under the headings "Tax Considerations--Taxation of FLAG Telecom--United States Federal

      Income Tax Considerations" and "Business--Regulation" and "Certain Transactions" fairly summarize in all material respects the matters therein described;

            (iii) the Registration Statement has become effective under the Act; any required filing of the Prospectuses, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and each of the Prospectuses (other than the financial statements and notes thereto and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder; and such counsel has no reason to believe that on the Effective Date or the date the Registration Statement was last deemed amended the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectuses as of the date thereof and on the Closing Date included or include any untrue statement of a material fact or omitted or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion);

            (iv) the Underwriting Agreements have been duly executed and delivered by the Company;

            (v) the Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectuses, will not be, (i) an "investment company" as defined in the Investment Company Act of 1940, as amended or (ii) a "passive foreign investment company" as defined in the Code;

            (vi) no consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated in the Underwriting Agreements, except such as have been obtained and made under the Act and the Exchange Act and such as may be required under the rules of the National Association of Securities Dealers, Inc. or the blue sky laws of any jurisdiction and the securities laws of any jurisdiction outside the United States in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in the Underwriting Agreements and in the Prospectuses and such other approvals (specified in such opinion) as have been obtained;

            (vii) neither the issue and sale of the Securities, nor the consummation of any other of the transactions contemplated in the Underwriting Agreements nor the fulfillment of the terms of the Underwriting Agreements will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its Subsidiaries pursuant to, (i) the charter or by-laws of the Company or its Subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or its Subsidiaries is a party or bound or to which its or their property is subject and which is known to such counsel or which has been described in or filed as an exhibit to the Registration Statement, or
      (iii) any statute, law, rule or regulation, or any judgment, order or decree known to such counsel, applicable to the Company or its Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or its Subsidiaries or any of its or their properties;

            (viii) except as set forth in the Prospectuses, such counsel knows of no outstanding options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company;

            (ix) except as set forth in the Prospectuses, to the knowledge of such counsel, no person or entity has any right, not effectively satisfied or waived, to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to register such securities pursuant to the Registration Statement or pursuant to any other registration statement filed by the Company under the Act, other than in connection with any registration statement on Form S-8 under the Act; and

            (x) the submission of the Company to the non-exclusive jurisdiction of the New York Courts and the appointment of CT Corporation Systems as its designee, appointee and authorized agent for the purpose described in
      Section 15 hereof are legal, valid and binding under the laws of the State of New York; and service of process in the manner set forth in Section 15 hereof is effective under the laws of the State of New York to confer valid personal jurisdiction over the Company.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Reference to the Prospectuses in this paragraph (b) include any supplements thereto at the Closing Date.

            (c) The Company shall have requested and caused Appleby, Spurling & Kempe, Bermuda counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

            (i) each of the Company and its Subsidiaries organized under the laws of Bermuda has been duly incorporated and is validly existing as a corporation in good standing under the laws of Bermuda, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectuses;

            (ii) all the outstanding shares of capital stock of each Subsidiary organized under the laws of Bermuda have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectuses, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance;

            (iii) the Company's authorized equity capitalization is as set forth in the Prospectuses; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectuses; the outstanding shares of Common Stock (including the Securities being sold under the Underwriting Agreements by the Selling Shareholders) have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities being sold under the Underwriting Agreements by the Company have been duly and validly authorized, and, when issued and delivered to and paid for by the U.S. Underwriters pursuant to this U.S. Underwriting Agreement and by the International Underwriters pursuant to the International Underwriting Agreement, will be fully paid and nonassessable; the certificates for the Securities are in valid and sufficient form; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities; and, except as set forth in the Prospectuses, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding;

            (iv) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectuses, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectuses, or to be filed as an exhibit thereto, which is not described or filed as required; the descriptions contained in the Prospectuses under the heading "Tax Considerations-- Taxation of FLAG Telecom--Bermuda Tax Considerations" and "--Taxation of Shareholders--Bermuda Tax Considerations" constitute fair summaries of those statutes and regulations discussed therein applicable to the offering of the Securities; and the statements in the Prospectuses under the headings "Service of Process and Enforcement of Liabilities" and "Description of Capital Stock" fairly summarize the matters therein described;

            (v) each of the Underwriting Agreements has been duly authorized and, insofar as Bermuda law is concerned, has been executed and delivered by the Company;

            (vi) neither the issue and sale of the Securities, nor the consummation of any other of the transactions contemplated in the Underwriting Agreements nor the fulfillment of the terms of the Underwriting Agreements will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its Subsidiaries pursuant to, (i) the charter or by-laws of the Company or its Subsidiaries or (ii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or its Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or its Subsidiaries or any of its or their properties; and

            (vii) the choice of law provision set forth in Section 14 hereof is legal, valid and binding under the laws of Bermuda and such counsel knows of no reason why the courts of Bermuda would not give effect to the choice of New York law as the proper law of this U.S. Underwriting Agreement; the Company has the legal capacity to sue and be sued in its own name under the laws of Bermuda; the Company has the power to submit, and has irrevocably submitted, to the non-exclusive jurisdiction of the New York Courts; the irrevocable submission of the Company to the non-exclusive jurisdiction of the New York Courts and the waivers by the Company of any immunity and any objection to the venue of the proceeding in a New York Court herein are legal, valid and binding under the laws of Bermuda and such counsel knows of no reason why the courts of Bermuda would not give effect to the submission and waivers; service of process in the manner set forth in Section 15 hereof, will be effective to confer valid personal jurisdiction over the Company under the laws of Bermuda; and the courts in Bermuda will recognize as valid and final, and will enforce, any final and conclusive judgment against the Company obtained in a New York Court arising out of or in relation to the obligations of the Company under this U.S. Underwriting Agreement.

In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

            (d) The Company shall have requested and caused Stuart Rubin, General Counsel for the Company, to have furnished to the Representatives his opinion, dated the Closing Date and addressed to the Representatives, relating to certain regulatory matters, in form and substance satisfactory to the Representatives.

            (e) Each of the Selling Shareholders shall have requested and caused the counsel identified opposite its name on Schedule III hereto to have furnished to the Representatives their opinion dated the Closing Date and addressed to the Representatives, to the effect that:

            (i) the Underwriting Agreements and the Custody Agreement and Power-of-Attorney have been duly authorized, executed and delivered by such Selling Shareholder, the Custody Agreement is valid and binding on such Selling Shareholder and such Selling Shareholder has full legal right and authority to sell, transfer and deliver in the manner provided in the Underwriting Agreements and the Custody Agreement the Securities being sold by such Selling Shareholder under the Underwriting Agreements;

            (ii) Assuming that the Securities to be sold by such Selling Shareholder under the Underwriting Agreements have been delivered to the Underwriters registered in the name of such Underwriters or indorsed to such Underwriters or in blank by an effective indorsement and such Underwriters acquire their interest in such Securities without notice of any adverse claim (within the meaning of Section 8-105 of the UCC), such Underwriters will own such Securities free of adverse claims;

            (iii) no consent, approval, authorization or order of any court or governmental agency or body of the United States of America, the State of New York or the jurisdiction in which such Selling Shareholder is organized is required for the consummation by such Selling Shareholder of the transactions contemplated in the Underwriting Agreements, except such as may have been obtained under the Act or the Exchange Act and such as may be required under the rules of the National Association of Securities Dealers, Inc. or the blue sky laws of any jurisdiction and the securities laws of any jurisdiction outside the United States in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained; and

            (iv) neither the sale of the Securities being sold by such Selling Shareholder nor the consummation of any other of the transactions specifically contemplated in the Underwriting Agreements by such Selling Shareholder or the fulfillment of the terms hereof by such Selling Shareholder will conflict with, result in a breach or violation of, or constitute a default under any law of the United States of America, of the State of New York or of the jurisdiction in which such Selling Shareholder is organized or the charter or By-laws of the Selling Shareholder or the terms of any indenture or other agreement or instrument known to such counsel and to which such Selling Shareholder or any of its subsidiaries is a party or bound, or any judgment, order or decree known to such counsel to be applicable to such Selling Shareholder or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Shareholder or any of its subsidiaries.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the jurisdiction in which such Selling Shareholder is organized or the State of New York or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the U.S. Underwriters and the International Underwriters, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of such Selling Shareholder and public officials.

            (f) The Representatives shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectuses (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company and each Selling Shareholder shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

            (g) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectuses, any supplements to the Prospectuses and the Underwriting Agreements and that:

            (i) the representations and warranties of the Company in the Underwriting Agreements are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

            (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

            (iii) since the date of the most recent financial statements included in the Prospectuses (exclusive of any supplement thereto), there has been no Material Adverse Effect.

            (h) Each Selling Shareholder shall have furnished to the Representatives a certificate, signed by (i) the Chairman of the Board, the President or any Senior/Executive Vice President and (ii) the principal financial or accounting officer of such Selling Shareholder (or, in each case, such other responsible officers as may be acceptable to the Representatives), dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectuses, any supplement to either of the Prospectuses and this U.S. Underwriting Agreement and the International Underwriting Agreement and that the representations and warranties of such Selling Shareholder in this U.S. Underwriting Agreement and the International Underwriting Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date.

            (i) The Company shall have requested and caused Arthur Andersen & Co. to have furnished to the Representatives letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the applicable rules and regulations adopted by the Commission thereunder and stating in effect that:

            (i) in their opinion the audited financial statements and financial statement schedules included in the Registration Statement and the Prospectuses and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the related rules and regulations adopted by the Commission;

            (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its Subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders and directors of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its Subsidiaries as to transactions and events subsequent to September 30, 1999, nothing came to their attention which caused them to believe that:

                  (1) with respect to the period subsequent to September 30,
            1999, there were any changes, at a specified date not more than five days prior to the date of the letter, in the long-term debt of the Company and its Subsidiaries or capital stock of the Company or decreases in the shareholders' equity of the Company as compared with the amounts shown on the September 30, 1999 consolidated balance sheet included in the Registration Statement and the Prospectuses, or for the period from October 1, 1999 to such specified date there were any decreases, as compared with the corresponding period in the previous year, in net revenues, operating income or income before income taxes or in total or per share amounts of net income of the Company and its Subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; or

                  (2) the information included in the Registration Statement and
            Prospectuses in response to Form 20-F, Item 8 (Selected Financial
            Data) and Item 11 (Compensation of Directors and Officers) is not in conformity with the applicable disclosure requirements of Form 20-F;

            (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its Subsidiaries) set forth in the Registration Statement and the Prospectuses, including the information set forth under the captions "Summary Consolidated Financial Data" and "Selected Consolidated Financial Data" in the Prospectuses, agrees with the accounting records of the Company and its Subsidiaries, excluding any questions of legal interpretation; and

            (iv) on the basis of a reading of the unaudited pro forma financial statements included in the Registration Statement and the Prospectuses (the "pro forma financial statements"); carrying out certain specified procedures; inquiries of certain officials of the Company and its Subsidiaries who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

      References to the Prospectuses in this paragraph (i) include any supplement thereto at the date of the letter.

            (j) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the

Prospectuses (exclusive of any supplement thereto), there shall not have been
(i) any change or decrease specified in the letter or letters referred to in paragraph (i) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectuses (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the U.S. Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the U.S. Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectuses (exclusive of any supplement thereto).

            (k) The closing of the purchase of the International Underwritten Securities to be issued and sold by the Company and the Selling Shareholders pursuant to the International Underwriting Agreement shall occur concurrently with the closing described herein.

            (l) Prior to the Closing Date, the Company and the Selling Shareholders shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

            (m) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of FLAG Limited's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

            (n) The Securities shall have been admitted to the Official List of the London Stock Exchange and quoted on The Nasdaq National Market, Inc., and satisfactory evidence of such actions shall have been provided to the Representatives.

            (o) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from (i) each officer and director of the Company, (ii) Bell Atlantic Network Systems Company and (iii) Spinconsult SA, in each case addressed to the Representatives.

            If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this U.S. Underwriting Agreement and the International Underwriting Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this U.S. Underwriting Agreement shall not be in all material respects reasonably satisfactory in form and substance to the U.S. Representatives and counsel for the Underwriters, this U.S. Underwriting Agreement and all obligations of the U.S. Underwriters under this U.S. Underwriting Agreement may be canceled at, or at any time prior to, the Closing Date by the U.S. Representatives. Notice of such cancellation shall be given to the Company and each Selling Shareholder in writing or by telephone or facsimile confirmed in writing.

            The documents required to be delivered by this Section 6 shall be delivered at the office of Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, at One Liberty Plaza, New York, NY 10006, on the Closing Date.

            7. Reimbursement of U.S. Underwriters' Expenses. If the sale of the U.S. Securities provided for in this U.S. Underwriting Agreement is not consummated because any condition to the obligations of the U.S. Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to clause (i) of Section 10 hereof or because of any refusal, inability or failure on the part of the Company or any Selling Shareholders to perform any agreement in this U.S. Underwriting Agreement or comply with any provision hereof other than by reason of a default by any of the U.S. Underwriters as described in Section 9 hereof, the Company will reimburse the U.S. Underwriters severally through Salomon Smith Barney Inc. on demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. If the Company is required to make any payments to the Underwriters under this Section 7 because of any Selling Shareholder's refusal, inability or failure to satisfy any condition to the obligations of the Underwriters set forth in Section 6, such Selling Shareholder shall reimburse the Company on demand for all amounts so paid.

            8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each U.S. Underwriter, the directors, officers, employees and agents of each U.S. Underwriter and each person who controls any U.S. Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any U.S. or International Preliminary Prospectus or in either of the Prospectuses, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any U.S. Underwriter through the U.S. Representatives specifically for inclusion therein; provided further, that with respect to any untrue statement or omission of material fact made in any U.S. Preliminary Prospectus, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of any U.S. Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such U.S. Underwriter occurs under the circumstance where (w) the Company had previously furnished copies of the U.S. Prospectus to the U.S. Representatives, (x) delivery of the U.S. Prospectus was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in the U.S. Preliminary Prospectus was corrected in the U.S. Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the U.S. Prospectus. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

            (b) Each Selling Shareholder severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, each U.S. Underwriter, the directors, officers, employees and agents of each U.S. Underwriter and each person who controls the Company or any U.S. Underwriter within the meaning of either the Act or the Exchange Act and each other Selling Shareholder, if any, to the same extent as the foregoing indemnity from the Company to each U.S. Underwriter, but only with reference to written information furnished to the Company by or on behalf of such Selling Shareholder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Selling Shareholder may otherwise have.

            (c) Each U.S. Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act and each Selling Shareholder, to the same extent as the foregoing indemnity to each U.S. Underwriter, but only with reference to written information relating to such U.S. Underwriter furnished to the Company by or on behalf of such U.S. Underwriter through the U.S. Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any U.S. Underwriter may otherwise have. The Company and each Selling Shareholder acknowledge that the statements set forth in the last paragraph of the cover page regarding delivery of the U.S. Securities and, under the heading "Underwriting", (i) the sentences related to concessions and reallowances and (ii) the paragraphs related to stabilization, syndicate covering transactions and penalty bids in any U.S. or International Preliminary Prospectus and the Prospectuses constitute the only information furnished in writing by or on behalf of the several U.S. Underwriters for inclusion in any U.S. or International Preliminary Prospectus or the Prospectuses.

            (d) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a), (b) or (c) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought under this U.S. Underwriting Agreement (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

            (e) In the event that the indemnity provided in paragraph (a), (b) or (c) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Selling Shareholders and the U.S. Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, one or more of the Selling Shareholders and one or more of the U.S. Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, by the Selling Shareholders and by the U.S. Underwriters from the offering of the U.S. Securities; provided, however, that in no case shall any U.S. Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the U.S. Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such U.S. Underwriter under this U.S. Underwriting Agreement. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Selling Shareholders and the U.S. Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, of the Selling Shareholders and of the U.S. Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and by the Selling Shareholders shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by each of them, and benefits received by the U.S. Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the U.S. Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company, the Selling Shareholders or the U.S. Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Selling Shareholders and the U.S. Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an U.S. Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of a U.S. Underwriter shall have the same rights to contribution as such U.S. Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (e).

            (f) The liability of each Selling Shareholder under such Selling Shareholder's representations and warranties contained in Section 1 hereof and under the indemnity and contribution agreements contained in this Section 8 shall be limited to an amount equal to the initial public offering price of the U.S. Securities sold by such Selling Shareholder to the U.S. Underwriters minus the aggregate amount of the underwriting discount and commission paid thereon to the U.S. Underwriters by such Selling Shareholder, minus all previous payments made by such Selling Shareholder pursuant to this Section 8. The Company and the Selling Shareholders may agree, as among themselves and without limiting the rights of the U.S. Underwriters under this U.S. Underwriting Agreement, as to the respective amounts of such liability for which they each shall be responsible.

            9. Default by a U.S. Underwriter. If any one or more U.S. Underwriters shall fail to purchase and pay for any of the U.S. Securities agreed to be purchased by such U.S. Underwriter or U.S. Underwriters under this U.S. Underwriting Agreement and such failure to purchase shall constitute a default in the performance of its or their obligations under this U.S. Underwriting Agreement, the remaining U.S. Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of U.S. Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of U.S. Securities set forth opposite the names of all the remaining U.S. Underwriters) the U.S. Securities which the defaulting U.S. Underwriter or U.S. Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of U.S. Securities which the defaulting U.S. Underwriter or U.S. Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of U.S. Securities set forth in Schedule I hereto, the remaining U.S. Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the U.S. Securities, and if such nondefaulting U.S. Underwriters do not purchase all the U.S. Securities, this U.S. Underwriting Agreement will terminate without liability to any nondefaulting U.S. Underwriter, the Selling Shareholders or the Company. In the event of a default by any U.S. Underwriter as set forth in this
Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the U.S. Representatives shall determine in order that the required changes in the Registration Statement and the Prospectuses or in any other documents or arrangements may be effected. Nothing contained in this U.S. Underwriting Agreement shall relieve any defaulting U.S. Underwriter of its liability, if any, to the Company, the Selling Shareholders and any nondefaulting U.S. Underwriter for damages occasioned by its default under this U.S. Underwriting Agreement.

            10. Termination. This U.S. Underwriting Agreement shall be subject to termination in the absolute discretion of the U.S. Representatives, by notice given to the Company prior to delivery of and payment for the U.S. Securities, if at any time prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the London Stock Exchange or The Nasdaq National Market, Inc., (ii) trading in securities generally on the New York Stock Exchange, the London Stock Exchange or The Nasdaq National Market, Inc. shall have been suspended or limited or minimum prices shall have been established on either of such Exchanges or Nasdaq National Market, (iii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States or the United Kingdom of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the U.S. Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the U.S. Prospectus (exclusive of any supplement thereto). Without prejudice to the provisions of Section 11, no U.S. Underwriter, no Selling Shareholder nor the Company shall incur any liability to any other party to this U.S. Underwriting Agreement solely by exercise of the termination right provided in this Section 10.

            11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of each Selling Shareholder and of the U.S. Underwriters set forth in or made pursuant to this U.S. Underwriting Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any U.S. Underwriter, any Selling Shareholder or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the U.S. Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this U.S. Underwriting Agreement.

            12. Notices. All communications under this U.S. Underwriting Agreement will be in writing and effective only on receipt, and, if sent to the U.S. Representatives, will be mailed, delivered or telefaxed to the Salomon Smith Barney Inc. General Counsel (fax no.:(212) 816-7912) and confirmed to such General Counsel at Salomon Smith Barney Inc., 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to the attention of Stuart Rubin, General Counsel (fax no. (44) 171-317-0808) and confirmed to it at 3rd Floor, 103 Mount Street, London W1Y 5HE, attention of Stuart Rubin; or if sent to any Selling Shareholder, will be mailed, delivered or telefaxed and confirmed to it at the address set forth in Schedule II hereto.

            13. Successors. This U.S. Underwriting Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 8 hereof, and no other person (including a purchaser of the Securities from any Underwriters) will have any right or obligation under this U.S. Underwriting Agreement.

            14. Applicable Law. This U.S. Underwriting Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

            15. Jurisdiction. Each of the Company and the Selling Shareholders, severally with respect to itself only, agrees that any suit, action or proceeding against the Company brought by any U.S. Underwriter, the directors, officers, employees and agents of any U.S. Underwriter, or by any person who controls any U.S. Underwriter, arising out of or based upon this U.S. Underwriting Agreement or the transactions contemplated hereby may be instituted in any New York Court, and, severally with respect to itself only, waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and, severally with respect to itself only, irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding. Each of the Company and each Selling Shareholder, severally with respect to itself only, has appointed CT Corporation System, 111 Eighth Avenue, New York, New York 10011, U.S.A. as its authorized agent (the "Authorized Agent") upon whom process may be served in any suit, action or proceeding arising out of or based upon this U.S. Underwriting Agreement or the transactions contemplated herein which may be instituted in any New York Court, by any U.S. Underwriter, the directors, officers, employees and agents of any U.S. Underwriter, or by any person who controls any U.S. Underwriter, and, severally with respect to itself only, expressly accepts the non-exclusive jurisdiction of any such court in respect of any such suit, action or proceeding. Each of the Company and the Selling Shareholders hereby represents and warrants, severally with respect to itself only, that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and each of the Company and each such Selling Shareholder, severally with respect to itself only, agrees to take any and all action, including the filing of any and all documents that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Company and the Selling Shareholders. Notwithstanding the foregoing, any action arising out of or based upon this U.S. Underwriting Agreement may be instituted by any U.S. Underwriter, the directors, officers, employees and agents of any U.S. Underwriter, or by any person who controls any U.S. Underwriter, in any court of competent jurisdiction in Bermuda.

            The provisions of this Section 15 shall survive any termination of this U.S. Underwriting Agreement, in whole or in part.

            16. Currency. Each reference in this U.S. Underwriting Agreement to U.S. Dollars (the "relevant currency") is of the essence. To the fullest extent permitted by law, the obligations of each of the Company, the Selling Shareholders and the U.S. Underwriters in respect of any amount due under this U.S. Underwriting Agreement will, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the relevant currency that the party entitled to receive such payment may, in accordance with its normal procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the Business Day immediately following the day on which such party receives such payment. If the amount in the relevant currency that may be so purchased for any reason falls short of the amount originally due, the Company, the Selling Shareholder or the U.S. Underwriter, as the case may be, making such payment will pay such additional amounts, in the relevant currency, as may be necessary to compensate for the shortfall. Any obligation of any of the Company, the Selling Shareholders or the U.S. Underwriters not discharged by such payment will, to the fullest extent permitted by applicable law, be due as a separate and independent obligation and, until discharged as provided herein, will continue in full force and effect.

            17. Waiver of Immunity. To the extent that any of the Company or the Selling Shareholders has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to itself or any of its property, each of the Company, the U.S. Underwriters and the Selling Shareholders, severally with respect to itself only, hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this U.S. Underwriting Agreement.

            18. Counterparts. This U.S. Underwriting Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

            19. Entire Agreement; Headings. This U.S. Underwriting Agreement, together with the International Underwriting Agreement and the Custody Agreement, set forth the entire understanding and agreement between the parties as to the matters covered herein. The section headings used in this U.S. Underwriting Agreement are for convenience only and shall not affect the construction hereof.

            20. Definitions. The terms which follow, when used in this U.S. Underwriting Agreement, shall have the meanings indicated.

            "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "Affiliate" shall have the meaning assigned to such term for purposes of Rule 144 under the Act.

            "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City or London.

            "Code" shall mean the Internal Revenue Code of 1986, as amended.

            "Commission" shall mean the Securities and Exchange Commission.

            "DTC" means the Depository Trust Company.

            "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "Execution Time" shall mean the date and time that this U.S. Underwriting Agreement is executed and delivered by the parties hereto.

            "International Preliminary Prospectus" shall have the meaning set forth under "U.S. Preliminary Prospectus."

            "International Prospectus" shall mean such form of prospectus relating to the International Securities as first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is made, such form of prospectus included in the Registration Statement at the Effective Date.

            "International Representatives" shall mean the addressees of the International Underwriting Agreement.

            "International Securities" shall mean the International Underwritten Securities and the International Option Securities.

            "International Underwriters" shall mean the several underwriters named in Schedule I to the International Underwriting Agreement.

            "International Underwriting Agreement" shall mean the International Underwriting Agreement dated the date hereof related to the sale of the International Securities by the Company and the Selling Shareholders to the International Underwriters.

            "New York Courts" shall mean the U.S. Federal or State courts located in the State of New York, County of New York.

            "Option Securities" shall mean the U.S. Option Securities and the International Option Securities.

            "Preliminary Prospectus" shall have the meaning set forth under "U.S. Preliminary Prospectus."

            "Prospectuses" and "each Prospectus" shall mean the U.S. Prospectus and the International Prospectus.

            "Registration Statement" shall mean the registration statement referred to in paragraph 1(i)(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

            "Representatives" shall mean the U.S. Representatives and the International Representatives.

            "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

            "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

            "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a)(i) hereof.

            "Securities" shall mean the U.S. Securities and the International Securities.

            "Selling Shareholders" shall mean the persons named on Schedule II to the U.S. Underwriting Agreement and the International Underwriting Agreement.

            "Underwriter" and "Underwriters" shall mean the U.S. Underwriters and the International Underwriters.

            "Underwriting Agreements" shall mean the U.S. Underwriting Agreement and the International Underwriting Agreement.

            "Underwritten Securities" shall mean the International Underwritten Securities and the U.S. Underwritten Securities.

            "United States or Canadian Person" shall mean any person who is a national or resident of the United States or Canada, any corporation, partnership, or other entity created or organized in or under the laws of the United States or Canada or of any political subdivision thereof, or any estate or trust the income of which is subject to United States or Canadian Federal income taxation, regardless of its source (other than any non-United States or non-Canadian branch of any United States or Canadian Person), and shall include any United States or Canadian branch of a person other than a United States or Canadian Person. "U.S." or "United States" shall mean the United States of America (including the states thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

            "U.S. Preliminary Prospectus" and the "International Preliminary Prospectus", respectively, shall mean any preliminary prospectus with respect to the offering of the U.S. Securities and the International Securities, as the case may be, referred to in paragraph 1(i)(a) above and any preliminary prospectus with respect to the offering of the U.S. Securities and the International Securities, as the case may be, included in the Registration Statement at the Effective Date that omits Rule 430A Information; and the U.S. Preliminary Prospectus and the International Preliminary Prospectus are hereinafter collectively called the "Preliminary Prospectuses".

            "U.S. Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date.

            "U.S. Representatives" shall mean the addressees of the U.S. Underwriting Agreement.

            "U.S. Securities" shall mean the U.S. Underwritten Securities and the U.S. Option Securities.

            "U.S. Underwriters" shall mean the several underwriters named in
      Schedule I to the U.S. Underwriting Agreement.

            "U.S. Underwriting Agreement" shall mean this agreement relating to the sale of the U.S. Securities by the Company and the Selling Shareholders to the U.S. Underwriters.

                  [remainder of page intentionally left blank]

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the several Selling Shareholders and the several U.S. Underwriters.

                                       Very truly yours,


                                       FLAG Telecom Holdings Limited


                                       By:______________________________________
                                          Name:
                                          Title:


                                       Rathburn Limited


                                       By:______________________________________
                                          Name: John J.A. Hossenlopp
                                          Title: Attorney-in-fact


                                       K.I.N. (Thailand) Co., Ltd.


                                       By:______________________________________
                                          Name:
                                          Title:


                                       Marubeni Telecom Development Limited


                                       By:______________________________________
                                          Name:
                                          Title:


                                       The Asian Infrastructure Fund


                                       By:______________________________________
                                          Name:
                                          Title:

                                       GE Capital Project Finance VI Ltd.


                                       By:______________________________________
                                          Name:
                                          Title:


                                       AT&T Capital Corporation


                                       By:______________________________________
                                          Name:
                                          Title: Attorney-in-fact


                                       Abdul Latif Omar Ghurab


                                          ______________________________________


                                       Abdul Aziz Abdullah Kamel


                                          ______________________________________

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.


Salomon Smith Barney Inc.

By:________________________
   Name:
   Title:


Deutsche Bank Alex. Brown


By:________________________
   Name:
   Title: Attorney-in-fact


Goldman, Sachs & Co.


By:________________________
   Name:
   Title: Attorney-in-fact


Morgan Stanley & Co. Incorporated


By:________________________
   Name:
   Title: Attorney-in-fact


Warburg Dillon Read LLC


By:________________________
   Name:
   Title: Attorney-in-fact

For themselves and the other
several U.S. Underwriters named in
Schedule I to the foregoing Agreement.

                                                          Draft February 7, 2000

                                   SCHEDULE I

                                                     Number of Underwritten
                                                        Securities to be
Underwriters                                               Purchased
------------                                               ---------

Salomon Smith Barney Inc.....................
BT Alex.Brown Incorporated...................
Goldman, Sachs & Co..........................
Morgan Stanley & Co. Incorporated............
Warburg Dillon Read LLC......................           ----------------



            Total............................           ================

                                   SCHEDULE II

                                                         Maximum Number of
                               Number of Underwritten    Option Securities to be
Selling Shareholders:          Securities to be Sold     Sold
---------------------          ---------------------     ----

Rathburn Limited
Abbott Building,
Main Street
P.O. Box 3186
Road Town
Tortola, BVI
Fax: 966-2-617-0825.........

K.I.N. (Thailand) Co., Ltd.
c/o Telecom Holdings Company
Limited
30th Floor, Telecom Tower
18 Ratchadaphisak Road
Huai Khwang
Bankgkok 10310, Thailand
Fax: 66-2-643-0333..........

Marubeni Telecom Development
Limited
Cedar House
41 Cedar Avenue
Hamilton HM 12, Bermuda
Fax: [_____________]........

The Asian Infrastructure Fund
c/o Caledonian Bank & Trust
Limited
Caledonian House
Mary Street
Georgetown, Grand Cayman
Cayman Islands
Fax:  852-2845-0786.........

GE Capital Project Finance VI
Ltd.
Clarendon House
Church Street West
Hamilton HMCX, Bermuda
Fax: [________________].....

                                                         Maximum Number of
                               Number of Underwritten    Option Securities to be
Selling Shareholders:          Securities to be Sold     Sold
---------------------          ---------------------     ----

AT&T Capital Corporation
c/o The CIT Group, Inc.
Structured Finance Group
Two Gatehill Drive, First
Floor
Parsippany, New Jersey 07054
Attn: Vice President -- Credit
Fax: 973-355-7643
(with a copy to:
Vice President -- Legal
Fax: 973-355-7645) .........

Abdul Latif Omar Ghurab
c/o Dallah Albaraka Group
P.O. Box 430, Dallah Tower
Palestine Road
Jeddah 21411, Saudi Arabia
Fax: 966-2-617-0825.........

Abdul Aziz Abdullah Kamel           --------------            ---------------
c/o Dallah Albaraka Group
P.O. Box 430, Dallah Tower
Palestine Road
Jeddah 21411, Saudi Arabia
Fax: 966-2-617-0825.........

Total.......................        ==============            ===============

                                  SCHEDULE III

Name of Selling Shareholder              Name of Counsel Delivering Opinion(s)
---------------------------              -------------------------------------

Rathburn Limited, Abdul Latif Omar
Ghurab and Abdul Aziz Abdullah Kamel..   Gibson, Dunn & Crutcher LLP
                                         Harney Westwood & Riegels

K.I.N. (Thailand) Co., Ltd............   Cravath, Swaine & Moore
                                         [TBD]

Marubeni Telecom Development Limited..   Davis Polk & Wardwell
                                         Appleby, Spurling & Kempe

The Asian Infrastructure Fund ........   Debevoise & Plimpton
                                         [Walkers]

GE Capital Project Finance VI Ltd. ...   Weil, Gotshal & Manges LLP
                                         Conyers Dill & Pearman

AT&T Capital Corporation .............   John P. Sirico II, Vice President -
                                         Legal, The CIT Group, Inc.

[Form of Lock-Up Agreement]        EXHIBIT A

      [Letterhead of officer, director or major non-selling stockholder of

                         FLAG Telecom Holdings Limited]

                          FLAG Telecom Holdings Limited
                         Public Offering of Common Stock

                                                                          [date]

Salomon Smith Barney Inc.
BT Alex.Brown Incorporated
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
Warburg Dillon Read LLC
   As U.S. Representatives of the several
   U.S. Underwriters,

Salomon Brothers International Limited
Deutsche Bank AG London
Goldman Sachs International
Morgan Stanley & Co. International Limited
UBSAG, acting through its division Warburg Dillon Read
   As International Representatives of the several
   International Underwriters

c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

            This letter is being delivered to you in connection with the proposed U.S. Underwriting Agreement and International Underwriting Agreement (the "Underwriting Agreements"), among FLAG Telecom Holdings Limited, a Bermuda corporation (the "Company"), certain Selling Shareholders named therein and each of you as representatives of a group of U.S. Underwriters and International Underwriters, respectively, named therein, relating to an underwritten public offering of Common Stock, $0.0006 par value (the "Common Stock"), of the Company.

            In order to induce you and the other U.S. Underwriters and International Underwriters to enter into the Underwriting Agreements, the undersigned will not, without the prior written consent of Salomon Smith Barney Inc., (i) directly or indirectly offer, sell, contract to sell, pledge or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition by the undersigned or any affiliate of, or person in privity with, the undersigned) of, any shares of capital stock of the Company or any securities convertible into or exchangeable or exercisable for shares of capital stock of the Company; (ii) file (or participate in the filing of) a registration statement with the U.S. Securities and Exchange Commission in respect of, or establish, modify or liquidate any put or call equivalent position (within the meaning of the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder) with respect to, any shares of capital stock of the Company or any securities convertible into or exchangeable or exercisable for shares of capital stock of the Company, or (iii) publicly announce an intention to effect any transaction described in clause (i) or clause (ii) above, for a period of 180 days after the date of the Underwriting Agreements, in each case other than (A) shares of Common Stock disposed of as bona fide gifts approved by Salomon Smith Barney Inc., (B) pledges of Common Stock in connection with the purchase of such Common Stock upon the exercise of stock options granted by the Company under its Long-Term Incentive Plan and exercised following the pledgor's voluntary termination of employment with the Company or departure from the Company's Board of Directors in circumstances where such options remain exercisable; provided, that the lender or lenders to whom such Common Stock is pledged agree in writing to be bound by the terms of this letter agreement, (C) dispositions of Common Stock pursuant to any merger, tender offer or other change of control transaction involving the Company on terms available to the shareholders of the Company generally; and (D) transfers of shares of Common Stock to any entity which is a direct or indirect wholly-owned subsidiary of the undersigned or to any entity of which the undersigned is a direct or indirect wholly-owned subsidiary (or to any direct or indirect wholly-owned subsidiary of such entity), provided that in either case the entity to which the shares of Common Stock are transferred agrees in writing to be bound by the terms of this letter agreement.

            If for any reason the Underwriting Agreements shall be terminated prior to the Closing Date (as defined in the Underwriting Agreements), the agreement set forth above shall likewise be terminated.

                                       Yours very truly,


[Signature of officer, director or major stockholder]

[Name and address of officer, director or major stockholder]


                                      A-2